SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

                       Date of Report:  June 27, 2000
                     (Date of earliest event reported)

                                PAYCHEX, INC.
           (Exact name of registrant as specified in its charter)

        DELAWARE               0-11330                   16-1124166
(State of incorporation)     (Commission               (IRS Employer
                             File Number)           Identification Number)

911 PANORAMA TRAIL SOUTH, ROCHESTER, NEW YORK            14625-0397
(Address of principal executive offices)                 (Zip Code)

                                (716)385-6666
            (Registrant's telephone number, including area code)


ITEM 5.  OTHER EVENTS
The registrant has attached a schedule presenting quarterly financial data for the fiscal years ended May 31, 2000 and 1999. On May 22, 2000, Paychex, Inc. distributed a 3-for-2 stock split in the form of a 50% stock dividend on outstanding shares as of May 12, 2000. The quarterly financial information presented has been adjusted for the 3-for-2 stock split distributed on May 22, 2000. As a result, basic and diluted earnings per share, cash dividends declared per common share, weighted-average shares outstanding and weighted-average shares assuming dilution have been adjusted to reflect the aforementioned split.

The registrant has also attached a schedule of quarterly segment financial data for the years ended May 31, 2000 and 1999. In fiscal 2000, the Company began allocating a portion of operating facilities costs from the Payroll segment to the HRS-PEO segment. The quarterly and full year results from 2000 and 1999 have been restated to reflect this allocation with no impact on total Segment operating income.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        PAYCHEX, INC.

Date:     June 27, 2000                 /s/ B. Thomas Golisano
                                        -----------------------
                                        B. Thomas Golisano
                                        Chairman, President and
                                        Chief Executive Officer

Date:     June 27, 2000                 /s/ John M. Morphy
                                        -----------------------
                                        John M. Morphy
                                        Vice President, Chief
                                        Financial Officer and
                                        Secretary


On May 22, 2000, Paychex, Inc. distributed a 3-for-2 stock split effected in the form of a 50% stock dividend on outstanding shares as of May 12, 2000. As a result, basic and diluted earnings per share, cash dividends per common share, weighted-average shares outstanding and weighted-average shares assuming dilution displayed below have been adjusted to reflect the aforementioned stock split. Each quarter is a discrete period and the sum of the quarters' basic and diluted earnings per share amounts may not equal the year-to-date amounts.

                     QUARTERLY FINANCIAL DATA (UNAUDITED)
                    In thousands, except per share amounts
________________________________________________________________________________
Fiscal 2000                 August   November    February        May      Year
                                31,        30,         29,        31,
                          ______________________________________________________
Service revenues:
  Payroll                 $150,919    $154,899    $171,821   $175,606   $653,245
  HRS-PEO (A)               15,473      17,459      20,362     21,580     74,874
                          --------    --------    --------   --------   --------
  Total service revenues   166,392     172,358     192,183    197,186    728,119
Operating costs             39,366      41,356      45,964     46,795    173,481
SG&A expenses               68,342      68,494      78,316     80,593    295,745
                          --------    --------    --------   --------   --------
Operating income            58,684      62,508      67,903     69,798    258,893
Investment income            3,688       3,854       4,012      4,925     16,479
                          --------    --------    --------   --------   --------
Income before income
  taxes                     62,372      66,362      71,915     74,723    275,372
Income taxes                19,335      20,572      22,294     23,164     85,365
                          --------    --------    --------   --------   --------
Net income                $ 43,037    $ 45,790    $ 49,621   $ 51,559   $190,007
                          ========    ========    ========   ========   ========
Basic earnings per share  $    .12    $    .12    $    .13   $    .14   $    .51
                          ========    ========    ========   ========   ========
Diluted earnings per
  share                   $    .12    $    .12    $    .13   $    .14   $    .51
                          ========    ========    ========   ========   ========
Weighted-average common
  shares outstanding       369,627     370,258     370,972    371,576    370,603
                          ========    ========    ========   ========   ========
Weighted-average shares
  assuming dilution        373,493     374,717     377,723    376,407    375,081
                          ========    ========    ========   ========   ========
Cash dividends per
  common share            $    .04    $    .06    $    .06   $    .06   $    .22
                          ========    ========    ========   ========   ========



________________________________________________________________________________
Fiscal 1999                August     November   February        May        Year
                               31,          30,        28,        31,
                         _______________________________________________________
Service revenues:
  Payroll                 $127,982    $131,035    $144,257   $141,975   $545,249
  HRS-PEO (A)               11,307      11,913      14,166     14,661     52,047
                          --------    --------    --------   --------   --------
  Total service revenues   139,289     142,948     158,423    156,636    597,296

Operating costs             35,885      36,863      40,989     38,219    151,956
SG&A expenses               61,761      61,089      68,941     65,987    257,778
                          --------    --------    --------    -------   --------
Operating income            41,643      44,996      48,493     52,430    187,562
Investment income            2,961       3,006       3,073      3,541     12,581
                          --------    --------    --------   --------   --------
Income before income
  taxes                     44,604      48,002      51,566     55,971    200,143
Income taxes                13,203      14,394      15,366     18,081     61,044
                          --------    --------    --------   --------   --------
Net income                $ 31,401    $ 33,608    $ 36,200   $ 37,890   $139,099
                          ========    ========    ========   ========   ========
Basic earnings per share  $    .09    $    .09    $    .10   $    .10   $    .38
                          ========    ========    ========   ========   ========
Diluted earnings per
  share                   $    .08    $    .09    $    .10   $    .10   $    .37
                          ========    ========    ========   ========   ========
Weighted-average common
  shares outstanding       367,374     367,942     368,540    369,229    368,282
                          ========    ========    ========   ========   ========
Weighted-average shares
  assuming dilution        372,432     373,196     373,401    373,654    373,182
                          ========    ========    ========   ========   ========
Cash dividends per
  common share            $    .03    $    .04    $    .04   $    .04   $    .15
                          ========    ========    ========   ========   ========


(A) Net of PEO direct costs billed and incurred of $160,987, $161,056, $193,047, and $216,176 for the three months ended August 31, 1999, November 30, 1999, February 29, 2000, and May 31, 2000, respectively, and $142,498, $139,033,
$148,292, and $148,309 for the three months ended August 31, 1998, November 30, 1998, February 28, 1999, and May 31, 1999, respectively. PEO direct costs billed to clients are equal to PEO direct costs incurred for the wages and payroll taxes of worksite employees and their related benefit premiums and claims.


In fiscal 2000, the Company began to allocate a portion of the operating facilities costs from the Payroll Segment to the HRS-PEO Segment. Prior period Payroll and HRS-PEO segment operating income amounts have been restated to reflect this allocation with no impact on total Segment operating income. The amounts of these facilities allocations are approximately $412,500 per quarter and $1,650,000 for the year for fiscal 2000, and approximately $381,500 per quarter and $1,526,000 for the year for fiscal 1999.

                 QUARTERLY SEGMENT FINANCIAL DATA (UNAUDITED)
                                 In thousands
________________________________________________________________________________
Fiscal 2000                August    November    February         May       Year
                               31,         30,         29,         31,
                         _______________________________________________________
Service revenues:
  Payroll                 $150,919    $154,899    $171,821   $175,606   $653,245
  HRS-PEO (A)               15,473      17,459      20,362     21,580     74,874
                          --------    --------    --------   --------   --------
  Total service revenues  $166,392    $172,358    $192,183   $197,186   $728,119
                          ========    ========    ========   ========   ========
ENS Investment revenue
  included in payroll:    $ 12,207    $ 12,033    $ 16,355   $ 18,205   $ 58,800
                          ========    ========    ========   ========   ========
Operating income:
  Payroll                 $ 72,184    $ 72,567    $ 77,683   $ 80,926   $303,360
  HRS-PEO                    4,504       5,729       6,831      6,331     23,395
                          --------    --------    --------   --------   --------
  Segment operating
    income                  76,688      78,296      84,514     87,257    326,755
  Corporate Expenses        18,004      15,788      16,611     17,459     67,862
                          --------    --------    --------   --------   --------
  Total operating income    58,684      62,508      67,903     69,798    258,893
Investment income            3,688       3,854       4,012      4,925     16,479
                          --------    --------    --------   --------   --------
Income before income
  taxes                   $ 62,372    $ 66,362    $ 71,915   $ 74,723   $275,372
                          ========    ========    ========   ========   ========

________________________________________________________________________________
Fiscal 1999               August     November    February        May       Year
                              31,          30,         28,        31,
                         _______________________________________________________
Service revenues:
  Payroll                 $127,982    $131,035    $144,257   $141,975   $545,249
  HRS-PEO (A)               11,307      11,913      14,166     14,661     52,047
                          --------    --------    --------   --------   --------
  Total service revenues  $139,289    $142,948    $158,423   $156,636   $597,296
                          ========    ========    ========   ========   ========
ENS Investment revenue
  included in payroll:    $ 11,776    $ 11,984    $ 14,775   $ 13,800   $ 52,335
                          ========    ========    ========   ========   ========
Operating income:
  Payroll                 $ 54,269    $ 57,056    $ 61,375   $ 64,536   $237,236
  HRS-PEO                    2,230       2,194       2,854      3,794     11,072
                          --------    --------    --------   --------   --------
  Segment operating
    income                  56,499      59,250      64,229     68,330    248,308
  Corporate Expenses        14,856      14,254      15,736     15,900     60,746
                          --------    --------    --------   --------   --------
  Total operating income    41,643      44,996      48,493     52,430    187,562
Investment income            2,961       3,006       3,073      3,541     12,581
                          --------    --------    --------   --------   --------
Income before income
  taxes                   $ 44,604    $ 48,002    $ 51,566   $ 55,971   $200,143
                          ========    ========    ========   ========   ========

(A) Net of PEO direct costs billed and incurred of $160,987, $161,056, $193,047, and $216,176 for the three months ended August 31, 1999, November 30, 1999, February 29, 2000, and May 31, 2000, respectively, and $142,498, $139,033,
$148,292, and $148,309 for the three months ended August 31, 1998, November 30, 1998, February 28, 1999, and May 31, 1999, respectively. PEO direct costs billed to clients are equal to PEO direct costs incurred for the wages and payroll taxes of worksite employees and their related benefit premiums and claims.
